EXHIBIT 10.1
                                 NOTE ASSIGNMENT


         This Note Assignment, dated as of September 22, 2005 (this "ASSIGNMENT"), is entered into by and between EQUITEX, INC. a Delaware corporation (the "COMPANY"), and TRANSPORTA, LLC a Colorado corporation (the "PURCHASER").

                                     RECITAL

         On the terms and subject to the conditions set forth herein, Purchaser is willing to acquire from the Company and the Company is willing to assign to Purchaser those certain Promissory Notes (the "Notes") in the form attached hereto as Exhibit A for an aggregate principal amount of $360,000, in exchange for the issuance, by the Company, of a Promissory Note ( the "Transporta Note") in the form attached hereto as Exhibit B in the principal amount of $360,000.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. THE NOTES.

     (a) ASSIGNMENT OF THE NOTES. In reliance upon the representations, warranties and covenants of the parties set forth herein, the Company agrees to assign and deliver to the Purchaser, and the Purchaser agrees to acquire from the Company, the Notes, upon delivery to Purchaser of said Notes.

     (b) TERMS OF THE NOTES. The terms and conditions of each Note are set forth in the form of Notes attached as Exhibit A hereto. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Notes.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser that the statements contained in the following paragraphs of this Section 2 are all true and correct as of the time of issuance of the Notes:

     (a) ORGANIZATION AND STANDING: ARTICLES AND BYLAWS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and proposed to be conducted.

     (b) CORPORATE POWER. The Company has all requisite legal and corporate power to enter into, execute and deliver this Assignment and the Notes. This Assignment is, and upon issuance the Transporta Note will be, a valid and binding obligation of the Company, each of the Assignment and the Transporta Note (upon its issuance) being enforceable against the Company in accordance with its respective terms.

     (c) AUTHORIZATION.

         (1) CORPORATE ACTION. All corporate and legal action on the part of the Company and its officers, directors and stockholders necessary for the execution and delivery of this Assignment and the Transporta Note, and the performance of the Company's obligations hereunder and thereunder have been taken.

3. REPRESENTATIONS AND WARRANTIES BY THE PURCHASER. The Purchaser represents and warrants to the Company as of the time of issuance of the Transporta Note as follows:


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     (a) Investment Intent: Authority. This Assignment is made with the
     Purchaser in reliance upon the Purchaser's representation to the Company, as evidenced by Purchaser's execution of this Assignment, that Purchaser has the full right, power, authority and capacity to enter into and perform this Assignment, and this Assignment will constitute a valid and binding obligation upon the Purchaser, except as the same may be limited by bankruptcy, insolvency, moratorium and other laws of general application affecting the enforcement of creditors' rights.

     (b) ACKNOWLEDGMENT OF OBLIGATIONS. Purchaser acknowledges and understands that by executing this Assignment, Purchaser is required to perform all of the obligations of the Notes and adhere to all of the terms and conditions on the Notes.

     (c) NO TRANSFER. Purchaser covenants that in no event will it dispose of the Notes without the express written consent of the Company.

     (d) KNOWLEDGE AND EXPERIENCE. Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Purchaser's prospective investment in the Notes; (ii) has the ability to bear the economic risks of the Purchaser's prospective investment; (iii) has had all questions which have been asked by the Purchaser satisfactorily answered by the Company; and (iv) has not been offered the Notes by any form of advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

4. MISCELLANEOUS.

     (a) WAIVERS AND AMENDMENTS. Any provision of this Assignment may only be amended, waived or modified upon the written consent of both the Company and the Purchaser.

     (b) GOVERNING LAW. This Assignment and all actions arising out of or in connection with this Assignment shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to the conflicts of law provisions of the State of Colorado or of any other state.

     (c) ENTIRE AGREEMENT. This Assignment, together with the form of the Notes attached hereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     (d) NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent via overnight courier service or mailed by certified or registered mail, postage prepaid, return receipt requested, addressed or sent (a) if to the Purchaser, at the address of the Purchaser set forth below such party's name on the signature page hereto, or at such other address or number as the Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at 7315 East Peakview Avenue, Englewood, Colorad 80111, or at such other address or number as the Company shall have furnished to the Purchaser in writing.

     (e) VALIDITY. If any provision of this Assignment or the Transporta Note shall be judicially determined to be invalid, unlawful or unenforceable, the validity, lawfulness and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     (f) COUNTERPARTS. This Assignment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

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

     (g) DISCLOSURE. The Company shall not issue any press release or make any other announcement regarding this Assignment or any of the terms hereof without the prior written consent of the Purchaser; provided, however, that the Company may disclose such information concerning the terms of this Assignment as may be required, in the opinion of the Company's counsel, to satisfy the disclosure obligations of the Company under Federal or State Securities laws or Nasdaq Stock Market Markeplace Rules so long as the Purchaser is given advance notice of such disclosure and a reasonable advance opportunity to comment upon and modify any such disclosure.


         IN WITNESS WHEREOF, the parties have caused this Assignment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

                                   THE COMPANY:

                                   EQUITEX, INC.



                                   By: /S/ HENRY FONG
                                       ----------------------------------------
                                        Henry Fong
                                        President


                                   THE PURCHASER:

                                   TRANSPORTA, LLC



                                   By: /S/ MICHAEL S. CASAZZA
                                       ----------------------------------------
                                        Michael S. Casazza
                                        President


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
                                 PROMISSORY NOTE



September 22, 2005


         The undersigned, jointly and severally, promise to pay to the order of TRANSPORTA, LLC at 4647 National Western Drive, Denver, Colorado, 80216 or at such other place as the holder hereof may designate in writing, the sum of THREE HUNDRED SIXTY THOUSAND DOLLARS AND NO CENTS ($360,000) payable as follows:


               Due on December 9, 2005 with
               an interest charge of 10% per annum


         Prepayment of this note to date of payment may be made at any time without penalty.

         If the holder deems itself insecure or if default be made in payment of the whole or any part of any installment at the time when or the place where the same becomes due and payable as aforesaid, then the entire unpaid balance, shall at the election of the holder hereof and without notice of said election at once become due and payable. In event of any such default or acceleration, the undersigned agrees to pay to the holder hereof reasonable attorney's fees, legal expenses and lawful collection costs in addition to all other sums due hereunder.

         Presentment, demand, protest, notice of dishonor and extension of time without notice are hereby waived and the undersigned consent to the release of any security, or any part thereof, with or without substitution.

Signed:

EQUITEX, INC.


/S/ THOMAS B. OLSON
-------------------------------------
Thomas B. Olson,  Corporate Secretary